Exhibit 3.13

Secretary of State P.O. Box 13697 Austin, TX 78711-3697 FAX: 512/463-5709 Filing Fee: $300	Certificate of Formation Limited Liability Company	Filed in the Office of the Secretary of State of Texas Filing #: 800980895 05/21/2008 Document #: 216269880002 Image Generated Electronically for Web Filing

Article 1 - Entity Name and Type

The filing entity being formed is a limited liability company. The name of the entity is:

TITAN OPERATING, LLC

The name of the entity must contain the words “Limited Liability Company” or “Limited Company,” or an accepted abbreviation of such terms. The name must not be the same as, deceptively similar to or similar to that of an existing corporate, limited liability company, or limited partnership name on file with the secretary of state. A preliminary check for “name availability” is recommended.

Article 2 - Registered Agent and Registerd Office

☐A. The initial registered agent is an organization (cannot be company named above) by the name of:

OR

☑B. the initial registered agent is an individual resident of the state whose name is set forth below:

Name:

CHRIS     HAMMACK

C. The business address of the registered agent and the registered office address is:

Street Address:

500 MAIN STREET

SUITE 910 FORT WORTH TX 76102

Article 3 - Governing Authority

☐A. The limited liability company is to be managed by managers.

OR

☑B. The limited liability company will not have managers. Management of the company is reserved to the members. The names and addresses of the governing persons are set forth below:

Managing Member 1: HOLLIS R. SULLIVAN	Title: Managing Member

Address: 500 MAIN STREET SUITE 910 FORT WORTH TX, USA 76102

Managing Member 2: CHRIS HAMMACK	Title: Managing Member

Address: 500 MAIN STREET SUITE 910 FORT WORTH TX, USA 76102

Article 4 - Purpose

The purpose for which the company is organized is for the transaction of any and all lawful business for which limited liability companies may be organized under the Texas Business Organizations Code.

Supplemental Provisions / Information

[The attached addendum, if any, is incorporated herein by reference.]

Organizer

The name and address of the organizer are set forth below.

DANIEL H. McCARTHY TX 76102	420 THROCKMORTON STREET, SUITE 650, FORT WORTH,

Effectiveness of Filing

☑ A. This document becomes effective when the document is filed by the secretary of state.

OR

☐ B. This document becomes effective at a later date, which is not more than ninety (90) days from the date of its signing. The delayed effective date is:

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument.

DANIEL H. McCARTHY, ATTORNEY AT LAW

Signature of Organizer

FILING OFFICE COPY

Form 424 (Revised 01/06) Return in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512/463-5709 Filling Fee: See instructions	Certificate of Amendment	This space reserved for office use. FILED In the Office of the Secretary of State of Texas OCT 08 2008 Corporations Section

Entity Information

The name of the filing entity is:

TITAN OPERATING, LLC

State the name of the entity as currently shown in the records of the secretary of state. If the amendment changes the name of the entity, state the old name add not the new name.

The filing entity is a (Select the appropriate entity type below.)

☐ For-profit Corporation	☐ Professional Corporation

☐ Nonprofit Corporation	☐ Professional Limited Liability Company

☐ Cooperative Association	☐ Professional Association

☒ Limited Liability Company	☐ Limited Partnership

The file number issued to the filing entity by the secretary of state is: 800980895

The date of formation of the entity is: May 21, 2008

Amendments

1. Amended Name

(If the Purpose of to certificate of amendment is to change the name of the entity, use the following statement)

The amendment changes the certificate of formation to change the article or provision that names the filing entity. The article or provision is amended to read as follows:

The name of the filing entity is: (state the new name of the entity below)

The name of the entity name contain an organizational designation or accepted abbreviation of such term, as applicable.

2. Amended Registered Agent/Registered Office

The amendment changes the certificate of formation to change the article or provision stating the name of the registered agent and the registered office address of the filing entity. The article or provision is amended to read as follows:

Form 424	6

Registered Agent

(Complete either A or B, but not both. Also complete C.)

☐  A. The registered agent is an organization (cannot be entity named above) by the name of:

OR

☐  B. The registered agent is an individual resident of the state whose name is:

First Name	M.I	Last Name	Suffix

C. The business address of the registered agent and the registered office address is:

TX
Street Address (No P.O. Box)	City	State	Zip Code

3. Other Added, Altered, or Deleted Provisions

Other changes or additions to the certificate of formation may be made in the space provided below. If the space provided is insufficient, incorporate the additional text by providing an attachment to this form. Please read the instructions to this form for further information on format.

Text Area (The attached addendum, if any, is incorporated herein by reference.)

☐ Add each of the following provisions to the certificate of formation. The identification or reference of the added provision and the full text are as follows:

☒  Alter each of the following provisions of the certificate of formation. The identification or reference of the altered provision and the full text of the provision as amended are as follows:

Article 3. of the Certificate of Formation has been altered as follows:

The company is now to be managed by Managers. See attachment for list of managers.

☐ Delete each of the provisions identified below from the certificate of formation.

Statement of Approval

The amendments to the certificate of formation have been approved in the manner required by the Texas Business Organization Code and by the governing documents of the entity.

Form 424	7

A. ☒ This document becomes effective when the document is filed by the secretary of state.

B. ☐ This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is:

C. ☐ This document takes effect upon the occurrence of a future event or fact, other than the passage of time. The 90th day after the date of signing is:

The following event or fact will cause the document to take effect in the manner described below:

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument.

Date: 10/8/08

Chris Hammock, Manager
Signature and title of authorized person(s) (see instructions)

Form 424

8

ATTACHMENT TO CERTIFICATE OF AMENDMENT

OF

TITAN OPERATING, LLC

Manager	Address
Hollis R. Sullivan	500 Main Street, Suits 910
Fort Worth, Texas 76102

Chris Hemmock	500 Main Street, Suite 910
Fort Worth, Texas 76102

Mark Schumacher	500 Main Street, Suite 910
Fort Worth, Texas 76102

Gregory A. Beard	500 Main Street, Suite 910
Fort Worth, Texas 76102

Robert M. Tichio	500 Main Street, Suite 910
Fort Worth, Texas 76102

Form 424 (Revised 01/06) Return in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512/463-5709 Filling Fee: See instructions	Certificate of Amendment	This space reserved for office use. FILED In the Office of the Secretary of State of Texas SEP 01 2009 Corporations Section

Entity Information

The name of the filing entity is:

TITAN OPERATING, LLC

State the name of the entity as currently shown in the records of the secretary of state. If the amendment changes the name of the entity, sets the old name and not the new name.

The filing entity is a: (Select the appropriate entity type below.)

☐ For-profit Corporation	☐ Professional Corporation

☐ Nonprofit Corporation	☐ Professional Limited Liability Company

☐ Cooperative Association	☐ Professional Association

☒ Limited Liability Company	☐ Limited Partnership

The file number issued to the filing entity by the secretary of state is: 800980895

The date of formation of the entity is: MAY 21, 2008

Amendments

1. Amended Name

(If the purpose of the certificate of amendment is to change the name of the entity, use the following statement)

The amendment changes the certificate of formation to change the article or provision that names the filing entity. The article or provision is amended to read as follows:

The name of the filing entity is: (state the new name of the entity below)

The name of the entity must contain an organizational designation or accepted abbreviation of such term, as applicable.

Form 424	6

2. Amended Registered Agent/Registered Office

The amendment changes the certificate of formation to change the article or provision stating the name of the registered agent and the registered office address of the filing entity. The article or provision is amended to read as follows:

Registered Agent

(Complete either A or B, but not both. Also complete C.)

☐  A. The registered agent is an organization (cannot be entity named above) by the name of:

OR

☒  B. The registered agent is an individual resident of the state whose name is:

WILLIAM		FORD
First Name	M.I	Last Name	Suffix

C. The business address of the registered agent and the registered office address is:

111 W, 4TH STREET, SUITE 300	FORT WORTH	TX	76102
Street Address (No P.O. Box)	City	State	Zip Code

3. Other Added, Altered, or Deleted Provisions

Other changes or additions to the certificate of formation may be made in the space provided below. If the space provided is insufficient, incorporate the additional text by providing an attachment to this form. Please read the instructions to this form for further information on format.

Text Area (The attached addendum, if any, is incorporated herein by reference.)

☐ Add each of the following provisions to the certificate of formation. The identification or reference of the added provision and the full text are as follows:

☒  Alter each of the following provisions of the certificate of formation. The identification or reference of the altered provision and the full text of the provision as amended are as follows:

Article 3 - Governing Authority

    The names and addresses of the governing persons are set forth in the attached addendum.

☐ Delete each of the provisions identified below from the certificate of formation.

Statement of Approval

The amendments to the certificate of formation have been approved in the manner required by the Texas Business Organization Code and by the governing documents of the entity.

Form 424	7

Effectiveness of Filing (Select either A, B, or C.)

A. ☒  This document becomes effective when the document is filed by the secretary of state.

B. ☐  This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is:

C. ☐  This document takes effect upon the occurrence of a future event or fact, other than the passage of time. The 90th day after the date of signing is:

The following event or fact will cause the document to take effect in the manner described below:

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument

Date: September 1, 2009

Mark Schumacher, Manager
Signature and title of authorized person(s) (See instructions)

Form 424	8

ATTACHMENT TO CERTIFICATE OF AMENDMENT

OF

TITAN OPERATING, LLC

Manager	Address
Hollis R. Sullivan	111 W. 4th Street, Suite 300
Fort Worth, Texas 76102

Chris Hemmock	111 W. 4th Street, Suite 300
Fort Worth, Texas 76102

Mark Schumacher	111 W. 4th Street, Suite 300
Fort Worth, Texas 76102

Gregory A. Beard	111 W. 4th Street, Suite 300
Fort Worth, Texas 76102

Robert M. Tichio	111 W. 4th Street, Suite 300
Fort Worth, Texas 76102

Form 622 (Revised 05/11) Return in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512 463-5709 Filing Fee: see instructions	Certificate of Merger Combination Merger Business Organizations Code	This space reserved for office use. FILED In the Office of the Secretary of State of Texas JUL 25 2012 Corporations Section

Parties to the Merger

Pursuant to chapter 10 of the Texas Business Organizations Code, and the title applicable to each domestic filing entity identified below, the undersigned parties submit this certificate of merger.

The name, organizational form, state of incorporation or organization, and file number, if any, issued by the secretary of state for each organization that is a party to the merger are as follows:

Party 1

Titan Operating, L.L.C.

Name of Organization

The organization is a limited liability company                                 It is organized under the laws of TX                USA

Specify organizational form (e.g., for-profit corporation)                                     State                Country

The file number, if any, is 800980895             Its principal place of business is 500 Main Street, Suite 910    Forth Worth    TX

Texas Secretary of State file number                                             Address                                City             State

☑  The organization will survive the merger.        ☐  The organization will not survive the merger.

☑  The plan of merger amends the name of the organization. The new name is set forth below.

Atlas Barnett, LLC

Name as Amended

Party 2

Titan Merger Sub, LLC

Name of Organization

The organization is a limited liability company                                         It is organized under the laws of TX                USA

Specify organizational form (e.g., for-profit corporation)                                             State                Country

The file number, if any, is 801595931             Its principal place of business is 1000 Commerce Drive, 4th Floor    Pittsburgh    PA

Texas Secretary of State file number                                             Address                                     City                State

☐  The organization will survive the merger.        ☑  The organization will not survive the merger.

☐  The plan of merger amends the name of the organization. The new name is set forth below.

Name as Amended

Party 3

Name of Organization

The organization is a                                                                       It is organized under the laws of ________________________

Specify organizational form (e.g., for-profit corporation)                                             State                Country

Form 622	5

The file number, if any, is ______________________________ Its principal place of business is _____________________________

        exas Secretary of State file number                                                         Address            City             State

☐  The organization will survive the merger.        ☐  The organization will not survive the merger.

☐  The plan of merger amends the name of the organization. The new name is set forth below.

Name as Amended

Plan of Merger

☐ The plan of merger is attached.

If the plan of merger is not attached, the following statements must be completed.

Alternative Statements

In lieu of providing the plan of merger, each domestic filing entity certifies that:

1. A signed plan of merger is on file at the principal place of business of each surviving, acquiring, or new domestic entity or non-code organization that is named in this form as a party to the merger or an organization created by the merger.

2. On written request, a copy of the plan of merger will be furnished without cost by each surviving, acquiring, or new domestic entity or non-code organization to any owner or member of any domestic entity that is a party to or created by the plan of merger and, if the certificate of merger identifies multiple surviving domestic entities or non-code organizations, to any creditor or oblige of the parties to the merger at the time of the merger if a liability or obligation is then outstanding.

Complete item 3B if the merger effected changes to the certificate of formation of a surviving filing entity.

3A. No amendments to the certificate of formation of any surviving filing entity that is a party to the merger are effected by the merger.

3B. ☑ The plan of merger effected changes or amendments to the certificate of formation of:

Titan Operating, L.L.C.

Name of filing entity effecting amendments

The changes or amendments to the filing entity’s certificate of formation, other than the name change noted previously, are stated below.

Amendment Text Area

Article 3: The limited liability company will not have managers. Management of the Company is reserved to the members. The names and addresses of the governing persons are set forth below:

Managing Member 1: Atlas Energy Holdings Operating Company, LLC, Managing Member, 1000 Commerce Drive, 4th Floor, Pittsburgh, PA 15275

4. Organizations Created by Merger

The name, jurisdiction of organization, principal place of business address, and entity description of each entity or other organization to be created pursuant to the plan of merger are set forth below. The certificate of formation of each new domestic filing entity to be created is being filed with this certificate of merger.

Form 622	6

Name of New Organization 1                                                                 Jurisdiction                                 Entity Type (See instructions)

Principal Place of Business Address                                             City                                                     State        Zip Code

Name of New Organization 2                                                                 Jurisdiction                                 Entity Type (See instructions)

Principal Place of Business Address                                             City                                                     State        Zip Code

Name of New Organization 3                                                                 Jurisdiction                                 Entity Type (See instructions)

Principal Place of Business Address                                             City                                                     State        Zip

Approval of the Plan of Merger

The plan of merger has been approved as required by the laws of the jurisdiction of formation of each organization that is a party to the merger and by the governing documents of those organizations.

☐ The approval of the owners or members of _____________________________________________________________________

Name of domestic entity

was not required by the provisions of the BOC.

Effectiveness of Filing (Select either A, B, or C.)

A. ☑ This document becomes effective when the document is accepted and filed by the secretary of state.

B. ☐ This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is: _____________________________________________________________________________________________

C. ☐ This document takes effect on the occurrence of the future event or fact, other than the passage of time. The 90th day after the date of signing is: ____________________________________________________________________________________________

The following event or fact will cause the document to take effect in the manner described below:

Tax Certificate

☐	Attached hereto is a certificate from the comptroller of public accounts that all taxes under title 2, Tax Code, have been paid by the non-surviving filing entity.

☑	In lieu of providing the tax certificate, one or more of the surviving, acquiring or newly created organizations will be liable for the payment of the required franchise taxes.

Form 622	7

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument. The undersigned certifies that the statements contained herein are true and correct, and that the person signing is authorized under the provisions of the Business Organizations Code, or other law applicable to and governing the merging entity, to execute the filing instrument.

Date: 7/25/12

Titan Operating, L.L.C.
Merging Entity Name

Signature of authorized person (see instructions)

Mark Schumacher
Printed or typed name of authorized person

Titan Merger Sub, LLC
Merging Entity Name

Signature of authorized person (see instructions)

Daniel C. Herz
Printed or typed name of authorized person

Merging Entity Name

Signature of authorized person (see instructions)

Printed or typed name of authorized person

Form 622	8

Form 401 (Revised 05/11) Submit in duplicate to: Secretary of State P.O. Box 13697 Austin. TX 78711-3697 512 463-5555 FAX: 512/463-5709 Filing Fee: See instructions	Statement of Change of Registered Office/Agent	This space reserved for office use. FILED In the Office of the Secretary of State of Texas AUG 01 2012 Corporations Section

Entity Information

1.	The name of the entity is:

Atlas Barnett, LLC

State the name of the entity as currently shown in the records of the secretary of state.

2.	The file number issued to the filing entity by the secretary of state is: 800980895

3.	The name of the registered agent as currently shown on the records of the secretary of state is:

William Ford

Registered Agent Name

The address of the registered office as currently shown on the records of the secretary of state is:

111 W. 4th Street. Suite 300	Fort Worth	TX	76102
Street Address	City	State	ZipCode

Change to Registered Agent/Registered Office

4. The certificate of formation or registration is modified to change the registered agent and/or office of the filing entity as follows:

Registered Agent Change

(Complete either A or B, but not both. Also complete C if the address has changed.)

☒ A. The new registered agent is an organization (cannot be entity named above) by the name of:

C T Corporation System

OR

☐ B. The new registered agent is an individual resident of the state whose name is:

First Name	M.I.	Last Name	Suffix

Registered Office Change

☒ C. The business address of the registered agent and the registered office address is changed to:

350 N. St. Paul Street, Suite 2900	Dallas	TX	75201-4234
Street Address (No P.O. Box)	City	State	Zip Code

The street address of the registered office as stated in this instrument is the same as the registered agent’s business address.

RECEIVED

Form 401

AUG 01 2012

Secretary of State

4

Statement of Approval

The change specified in this statement has been authorized by the entity in the manner required by the BOC or in the manner required by the law governing the filing entity, as applicable.

Effectiveness of Filing (Select either A. B, or C.)

A. ☒ This document becomes effective when the document is filed by the secretary of state.

B.☐ This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is:

C.☐ This document takes effect upon the occurrence of a future event or fact, other than the passage of time. The 90th day after the date of signing is:

The following event or fact will cause the document to take effect in the manner described below:

Execution

The undersigned affirms that the person designated as registered agent has consented to the appointment. The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized to execute the filing instrument.

Date: August 1, 2012
Signature of authorized person

Lisa Washington, Authorized Person
Printed or typed name of authorized person (see instructions)

Form 401

5

FILED

In the Office of the

Secretary of State of Texas

DEC 20 2012

Corporations Section

CERTIFICATE OF MERGER

MERGING

ATLAS BARNETT, LLC

AND

DTE GAS RESOURCES, LLC

Pursuant to Chapter 10 of the Texas Business Organizations Code (the “TBOC”) and the titles thereof applicable to Atlas Barnett, LLC, a Texas limited liability company (“Atlas Barnett”) and DTE Gas Resources, LLC, a Michigan limited liability company (“DGR”), the undersigned parties submit this Certificate of Merger (the “Certificate of Merger”).

FIRST: The names, organizational form, file number issued by the Secretary of State of the State of Texas and the principal place of business for each domestic filing entity that is a party to the merger (the “Merger”) are as follows:

Name	Organizational Form	State of Organization	Entity Identification Number	Principal Place of Business
Atlas Barnett, LLC	Limited Liability Company	Texas	800980895	1000 Commerce Drive Suite 400 Pittsburgh, PA 15275
DTE Gas Resources, LLC	Limited Liability Company	Michigan	D2419R	2000 Second Avenue Detroit, MI 48226

SECOND: DGR will not survive the merger.

THIRD: Atlas Barnett shall be the surviving organization in the Merger. The name of the surviving organization is “Atlas Barnett, LLC,” which is a Texas limited liability company. The principal place of business address is 1000 Commerce Drive, Suite 400, Pittsburgh, PA 15275.

FIFTH: There will be no amendments or changes to the Certificate of Formation of either Atlas Barnett or DGR. The Certificate of Formation of Atlas Barnett in effect immediately prior to the effective date of the Merger shall be the Certificate of Formation of Atlas Barnett immediately following the effective date of the Merger.

SIXTH: The Agreement and Plan of Merger, dated as of December 20, 2012, by and between Atlas Barnett and DGR (the “Agreement and Plan of Merger”) has been approved as required by Chapter 10 of the TBOC and the titles applicable to each of DGR and Atlas Barnett and by the governing documents of such entities, and has been executed by each of such entities.

SEVENTH: The executed Agreement and Plan of Merger is on file at the principal place of business of Atlas Barnett at 1000 Commerce Drive, Suite 400, Pittsburgh, Pennsylvania 15275.

HUI-156479v3

1

EIGHTH: Upon written request, Atlas Barnett will provide a copy of the Agreement and Plan of Merger without cost to any owner or member of any domestic entity that is a party to the Merger.

NINTH: The Merger shall become effective upon acceptance and filing of this Certificate of Merger by the Secretary of State of the State of Texas.

TENTH: In lieu of providing a tax certificate, Atlas Barnett will be liable for the payment of the required franchise taxes.

[Signature Page Follows]

HUI-156479v3

2

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument. The undersigned certifies that the statements contained herein are true and correct, and that the person signing is authorized under the provisions of the Texas Business Organizations Code, or other law applicable to and governing the merging entity, to execute the filing instrument.

Date: December 20, 2012	ATLAS BARNETT, LLC

By:
	Name:	Matthew A. Jones
	Title:	Senior Vice President
DTE GAS RESOURCES, LLC

By:
	Name:	Matthew A. Jones
	Title:	President

Signature Page to Certificate of Merger

FILED

In the Office of the

Secretary of State of Texas

DEC 20 2012

Corporations Section

CERTIFICATE OF MERGER

MERGING

ATLAS BARNETT, LLC

AND

COLEMAN GATHERING, LLC

Pursuant to Chapter 10 of the Texas Business Organizations Code (the “TBOC”) and the titles thereof applicable to Atlas Barnett, LLC, a Texas limited liability company (“Atlas Barnett”) and Coleman Gathering, LLC, a Texas limited liability company (“Coleman Gathering”), the undersigned parties submit this Certificate of Merger (the “Certificate of Merger”).

FIRST: The names, organizational form, file number issued by the Secretary of State of the State of Texas and the principal place of business for each domestic filing entity that is a party to the merger (the “Merger”) are as follows:

Name	Organizational Form	State of Organization	Entity Identification Number	Principal Place of Business
Atlas Barnett, LLC	Limited Liability Company	Texas	800980895	1000 Commerce Drive Suite 400 Pittsburgh, PA 15275
Coleman Gathering, LLC	Limited Liability Company	Texas	800740153	1700 Pacific Avenue Suite 2800 Dallas, TX 75201

SECOND: Coleman Gathering will not survive the merger.

THIRD: Atlas Barnett shall be the surviving organization in the Merger. The name of the surviving organization is “Atlas Barnett, LLC,” which is a Texas limited liability company. The principal place of business address is 1000 Commerce Drive, Suite 400, Pittsburgh, PA 15275.

FIFTH: There will be no amendments or changes to the Certificate of Formation of either Atlas Barnett or Coleman Gathering. The Certificate of Formation of Atlas Barnett in effect immediately prior to the effective date of the Merger shall be the Certificate of Formation of Atlas Barnett immediately following the effective date of the Merger.

SIXTH: The Agreement and Plan of Merger, dated as of December 20, 2012, by and between Atlas Barnett and Coleman Gathering (the “Agreement and Plan of Merger”) has been approved as required by Chapter 10 of the TBOC and the titles applicable to each of Coleman Gathering and Atlas Barnett and by the governing documents of such entities, and has been executed by each of such entities.

HUI-156480v2

1

SEVENTH: The executed Agreement and Plan of Merger is on file at the principal place of business of Atlas Barnett at 1000 Commerce Drive, Suite 400, Pittsburgh, Pennsylvania 15275.

EIGHTH: Upon written request, Atlas Barnett will provide a copy of the Agreement and Plan of Merger without cost to any owner or member of any domestic entity that is a party to the Merger.

NINTH: The Merger shall become effective upon acceptance and filing of this Certificate of Merger by the Secretary of State of the State of Texas.

TENTH: In lieu of providing a tax certificate, Atlas Barnett will be liable for the payment of the required franchise taxes.

[Signature Page Follows]

HUI-156480v2

2

IN WITNESS WHEREOF, Atlas Barnett and DGR have each caused this Agreement and Plan of Merger to be signed by a duly authorized person on December 20, 2012.

Date: December 20, 2012

ATLAS BARNETT, LLC

By:
Name:	Matthew A. Jones
Title:	Senior Vice President

COLEMAN GATHERING, LLC By: Atlas Barnett, LLC, a Texas limited liability company, its sole member

By:
Name:	Matthew A. Jones
Title:	Senior Vice President

Signature Page to Agreement and Plan of Merger